UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT – March 18, 2013

United States Antimony Corp.
(Exact name of Registrant as specified in its charter)

Montana	33-00215	81-0305822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

PO Box 643
47 Cox Gulch Rd.
Thompson Falls MT 59873
(Address of principal executive offices)

406-827-3523
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	US Antimony Corporation 2013 Audit Committee Report

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, InterAmerican Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

United States Antimony Corp.

Date: March 19, 2013	By:	/s/ John C. Lawrence,
John C. Lawrence
President, Director, and Principal Executive Officer

3